SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 18, 2020

PETRO USA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-12895	32-0252180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7325 Oswego Road Liverpool, New York	13090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (315) 451-7515

ALL STATE PROPERTIES HOLDINGS, INC. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [X]

SECTION 3 – Securities and Trading Markets

Item 3.03 Material Modification of Rights of Security Holders

Our majority shareholder and our board of directors approved an amendment to our Articles of Incorporation for the purpose of approving a reverse split of one to one hundred thousand in which each shareholder will be issued one common share in exchange for every one hundred thousand common shares of their currently issued common stock.

Prior to approval of the reverse split we had a total of 2,893,909,736 issued and outstanding shares of common stock, par value $0.0001.  On the effective date of the reverse split, we will have a total of to 28,939 issued and outstanding shares of common stock, par value $0.0001.  New stock certificates will be issued upon surrender of the shareholders’ old certificates.

A copy of the Certificate of Change that was filed with the Nevada Secretary of State on December 1, 2020 is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

In addition, our board of directors and majority shareholders approved a name change to Petro USA, Inc.

A copy of the Certificate of Amendment that was filed with the Nevada Secretary of State on December 2, 2020 is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

In connection with the reverse split and name change, we have the following new CUSIP number: 71648P103. We have submitted the required information to FINRA and received a market effective date of December 18, 2020. Our common stock will be quoted under the symbol “ATPTD” for a period of 20 trading days. After 20 trading days, our common stock will resume trading under the symbol PBAJ.

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The disclosures set forth in Item 3.03 are incorporated by reference into this Item 5.03.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Change
3.2	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petro USA, Inc.

/s/ Joseph C, Passalaqua

Joseph C, Passalaqua
Chief Executive Officer

Date: December 18, 2020